Exhibit 99.906CERT. Certifications Pursuant to Section 906 of the Sarbanes-Oxley
                    Act of 2002

In connection with the Certified Shareholder Report of The Commonwealth Cash Reserve Fund, Inc. (the "Registrant") on Form N-CSR for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies to the best of his knowledge that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in The Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


        3/11/2005
----------------------------
Date


/s/ Jeffrey A. Laine
----------------------------
Jeffrey A. Laine
President

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the Certified Shareholder Report of The Commonwealth Cash Reserve Fund, Inc. (the "Registrant") on Form N-CSR for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies to the best of his knowledge that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in The Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


        3/11/2005
--------------------------
Date


/s/ Jeffrey A. Laine
--------------------------
Jeffrey A. Laine
Treasurer

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.